SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     Energy Services of America Corporation
                     --------------------------------------
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................

         2) Aggregate number of securities to which transaction applies:

         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         .......................................................................
         4) Proposed maximum aggregate value of transaction:

         .......................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed:

                     Energy Services of America Corporation
                               100 Industrial Lane
                         Huntington, West Virginia 25702






November 9, 2009


Dear Stockholder:

         We cordially invite you to attend the Annual Meeting of Stockholders of Energy Services of America Corporation. The Annual Meeting will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 at 10:00 a.m., local time, on December 11, 2009.

         The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of Energy Services of America Corporation. Directors and officers will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

         The business to be conducted at the Annual Meeting consists of the election of ten (10) directors to the Board of Directors. The Board of Directors has determined that the matter to be considered at the Annual Meeting is in the best interests of Energy Services of America Corporation and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote "FOR" the election of directors.

         On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,



/s/ Marshall T. Reynolds
Marshall T. Reynolds
Chairman and Chief Executive Officer

                     Energy Services of America Corporation
                               100 Industrial Lane
                         Huntington, West Virginia 25702
                                 (304) 399-6315

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On December 11, 2009

         Notice is hereby given that the Annual Meeting of Stockholders of Energy Services of America Corporation will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 at 10:00 a.m., local time, on December 11, 2009.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is being held for the purpose of considering and acting upon:

1. the election of ten (10) directors to the Board of Directors.

We will also consider such other matters as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on October 30, 2009 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

         A list of stockholders entitled to vote at the Annual Meeting will be available at our main office located at 100 Industrial Lane, Huntington, West Virginia 25702 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING.

         Our proxy statement, annual report to shareholders on Form 10-K and proxy card are available on the internet at www.energyservicesofamerica.com.


                                              By Order of the Board of Directors


                                              /s/ Larry A. Blount
                                              Larry A. Blount
Huntington, West Virginia                     Corporate Secretary
November 9, 2009

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE ENERGY SERVICES OF AMERICA CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                     Energy Services of America Corporation
                               100 Industrial Lane
                         Huntington, West Virginia 25702
                                 (304) 399-6315

                         ANNUAL MEETING OF STOCKHOLDERS
                                December 11, 2009

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Energy Services of America Corporation to be used at the Annual Meeting of Stockholders, which will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 on December 11, 2009, at 10:00 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about November 9, 2009.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Proxies may be revoked by sending written notice of revocation to our Corporate Secretary at the address shown above, delivering to us a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

--------------------------------------------------------------------------------
                     VOTING SECURITIES AND VOTING PROCEDURES
--------------------------------------------------------------------------------

         Holders of record of our common stock, par value $0.0001 per share, as of the close of business on October 30, 2009 are entitled to one vote for each share then held, except as described below. As of the record date, we had 12,092,307 shares outstanding and entitled to vote. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the ten
(10) nominees proposed by the independent directors acting as the nominating committee of the Board of Directors or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Each share of common stock is entitled to one vote.

         Proxies solicited hereby will be returned to us and will be tabulated by an inspector of election designated by the Board of Directors.

--------------------------------------------------------------------------------
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

         Persons and groups who beneficially own in excess of five percent of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of the record date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than five percent of our outstanding shares of common stock, as well as the shares owned by our directors, nominees and executive officers as a group.

                                                        Amount of Shares
                                                        Owned and Nature              Percent of Shares
       Name and Address of                               of Beneficial                of Common Stock
        Beneficial Owners                                 Ownership(1)                  Outstanding

       All Directors, Nominees and Executive Officers      7,931,857                       50.39%
       as a Group (11 persons)

       Principal Stockholders:

       Marshall T. Reynolds                               4,661,864(2)                     30.20%
       100 Industrial Lane,
       Huntington, West Virginia 25702

       Edsel R. Burns                                       861,415(3)                      7.08%
       100 Industrial Lane,
       Huntington, West Virginia 25702

       Douglas V. Reynolds                                1,284,815(4)                     10.56%
       100 Industrial Lane,
       Huntington, West Virginia 25702

-----------------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) Based upon Schedule 13D/A, dated August 8, 2008, filed on behalf of Marshall T. Reynolds.
(3) Based upon Schedule 13D/A, dated August 8, 2008, filed on behalf of Edsel R. Burns.
(4) Based upon Schedule 13D, dated August 8, 2008, filed on behalf of Douglas V. Reynolds. PROPOSAL


--------------------------------------------------------------------------------
                       PROPOSAL 1--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         Our Board of Directors currently is composed of ten members. Under our bylaws, all of our directors are elected annually. Directors are generally elected to serve for a one-year period and until their respective successors have been elected and shall qualify. The independent members of the Board of Directors has nominated to serve as directors each of the nominees listed in the table below, each of whom is currently a member of the Board of Directors and each of whom has been nominated to serve for a one-year period and until his successor has been elected and shall qualify.

         The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. None of the shares beneficially owned by directors, executive officers or nominees to the Board of Directors have been pledged as security or collateral for any loans.


                                                                                  Current    Shares of Common Stock
                                                                    Director      Term to     Beneficially Owned on   Percent
      Names and Address (1)        Age(2)      Positions Held         Since       Expire         Record Date (3)       of Class
Directors/Nominees:

Marshall T. Reynolds                 73       Chairman, Chief         2006         2009         4,661,864(4)              30.20%
                                             Executive Officer

Edsel R. Burns                       58        President and          2006         2009           861,415(6)               7.08%
                                                  Director

Larry A. Blount                      60     Secretary/Treasurer,       n/a          n/a                 --                  --
                                              Chief Financial
                                                  Officer

Jack M. Reynolds                     44           Director            2006         2009           506,924(5)               4.17%

Neal W. Scaggs                       73           Director            2006         2009           431,415(7)               3.55%

Joseph L. Williams                   64           Director            2006         2009           184,424(8)               1.52%

Richard M. Adams, Jr.                41           Director            2008         2009             2,500                  --

Keith Molihan                        67           Director            2008         2009                 --                  --

Douglas Reynolds                     33           Director            2008         2009         1,284,815                 10.56%

Eric Dosch                           31           Director            2008         2009               150                  --

James Shafer                         66           Director            2008         2009             9,800                  --

All   Directors   and   Executive                                                               7,931,857(9)              65.6%
Officers as a Group (11 persons)

----------------------------------------
(1) The mailing address for each person listed is 100 Industrial Lane, Huntington, West Virginia 25702.
(2) As of October 30, 2009.
(3) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(4) Includes 3,342,303 shares underlying warrants exercisable within 60 days from the record date.
(5) Includes 76,924 shares underlying warrants exercisable within 60 days from the record date.
(6) Includes 76,924 shares underlying warrants exercisable within 60 days from the record date.
(7) Includes 76,924 shares underlying warrants exercisable within 60 days from the record date.
(8) Includes 76,924 shares underlying warrants exercisable within 60 days from the record date.
(9) Includes shares underlying warrants exercisable within 60 days from the record date.

Directors and Executive Officers

         The principal occupation during the past five years of each director and executive officer is set forth below. All directors and executive officers have held their present positions since our inception unless otherwise stated.

         Marshall T. Reynolds has served as Chairman of the Board of Directors since our inception. Mr. Reynolds has served as Chief Executive Officer and Chairman of the Board Directors of Champion Industries, Inc., a commercial printer, business form manufacturer and supplier of office products and furniture, from 1992 to the present, and sole stockholder from 1972 to 1993; President and General Manager of The Harrah & Reynolds Corporation, from 1964 (and sole stockholder since 1972) to present; Chairman of the Board of Directors of Portec Rail Products, Inc.; Chairman of the Board of Directors of the Radisson Hotel in Huntington, West Virginia; and Chairman of the Board of Directors of McCorkle Machine and Engineering Company in Huntington, West Virginia. Mr. Reynolds also serves as a Director of the Abigail Adams National Bancorp, Inc. in Washington, D.C.; Chairman of the Board of Directors of First Guaranty Bank in Hammond, Louisiana; and Chairman of the Board of Directors of Premier Financial Bancorp, Inc. in Huntington, West Virginia. Mr. Reynolds is the father of Jack Reynolds and Douglas Reynolds.

         Jack M. Reynolds served as President, Chief Financial Officer and a member of our Board of Directors since our inception to September 2008. Mr. Reynolds has been a Vice President of Pritchard Electric Company since 1998. Pritchard is an electrical contractor providing electrical services to both utility companies as well as private industries. Mr. Reynolds also serves as a Director of Citizens Deposit Bank of Vanceburg, Kentucky. Mr. Reynolds is the son of Marshall Reynolds and the brother of Douglas Reynolds.

         Edsel R. Burns has been a Director since our inception. Mr. Burns has been President and Chief Executive Officer of C. J. Hughes Construction Company, Inc. from September of 2002 to November 2008. C. J. Hughes is an underground utility construction company specializing in gas and water line replacement as well as utility environmental issues. From January 2002 to September of 2002, Mr. Burns was self-employed as an independent financial consultant to banks. From June of 2001 to December 2001, Mr. Burns was the Chief Financial Officer for Genesis Health Systems, a holding company for a collaborative group of three hospitals, two in Huntington, West Virginia and one in Point Pleasant, West Virginia. Mr. Burns is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants as well as the West Virginia and Ohio societies of CPAs. He also is on the Board of Directors of Premier Financial Bancorp, Inc.

         Neal W. Scaggs has been a Director since our inception. Mr. Scaggs has been president of Basiden Brothers, Inc. (retail and wholesale hardware) from 1963 to the present. Mr. Scaggs is on the Boards of Directors of Premier Financial Bancorp,Inc., Champion Industries, Inc. and Portec Rail Products, Inc.

         Joseph L. Williams has been a Director since our inception.
Mr. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977. Mr. Williams was one of the organizers and is a Director of First Sentry Bank, Huntington, West Virginia. Mr. Williams also serves as a Director of Abigail Adams National Bancorp, Inc., in Washington, D.C. Mr. Williams is Chairman, President and Chief Executive Officer of Consolidated Bank & Trust Co., in Richmond, Virginia. Mr. Williams is a member of the West Virginia Governor's Workforce Investment Council. He is a former Director of Unlimited Future, Inc. (a small business incubator) and a former Member of the National Advisory Council of the U.S. Small Business Administration. Mr. Williams is a former Mayor and City Councilman of the City of Huntington, West Virginia. He is a graduate of Marshall University with a degree in finance and is a member of its Institutional Board of Governors.

         Richard M. Adams, Jr. was appointed to the Board of Directors on August 15, 2008. Mr. Adams has been the President of United Bank, Inc., a subsidiary of United Bankshares, Inc. since 2007. Prior to his appointment as President, Mr. Adams was the Executive Vice President of United Bank, Inc. He is also Executive Vice President of United Bankshares, Inc., a multi-state bank holding company doing business in Ohio, West Virginia, Virginia, Maryland, and Washington, D.C.

         Keith Molihan was appointed to the Board of Directors on August 15, 2008. Mr. Molihan is a retired executive director of the Lawrence County

Community Action Organization. Mr. Molihan has served as Chairman of the Board of Directors of Ohio River Bank, Chairman of the Board of Directors of Farmers Bank of Eminence Kentucky and Chairman of the Board EMEGA Turbine Technology, as well as President of the Lawrence County Ohio Port Authority and President of the Southeast Ohio Emergency Medical organization.

         Eric Dosch has served as credit department manager with First Guaranty Bank located in Hammond, Louisiana since December 2005. Prior to that time Mr. Dosch served as credit officer with First Guaranty Bank since October 2003. Prior to his association with First Guaranty Bank, Mr. Dosch was an analyst with Livingston & Jefferson, a private asset management firm located in Cincinnati, Ohio.

         Douglas V. Reynolds is an attorney for Reynolds & Brown, PLLC. Mr. Reynolds is the President of the Transylvania Corporation and is Chairman of C.J. Hughes Construction Company, and a director of The Harrah and Reynolds Corporation, and Portec Rail Products, Inc. Mr. Reynolds is a graduate of Duke University and holds a law degree from West Virginia University. Mr. Reynolds is the son of Director Marshall T. Reynolds and brother of Jack M. Reynolds.

         Larry A. Blount was appointed as Chief Financial Officer and Secretary of the Company. Mr. Blount graduated from West Virginia State University with a Bachelor of Science degree in Business Administration and Accounting. He is also a Certified Public Accountant. Mr. Blount was employed by Union Boiler Company, in various capacities, including Staff Accountant, Internal Auditor, Chief Accountant and Controller, from 1980-1996. From 1996-2003 he was Controller and Vice-President of Accounting and Finance for Williams Group International. He served as Divisional Accounting Manager for Alberici Constructors from 2003-2005. From 2005-2007, Mr. Blount served as Vice President, Chief Financial Officer, Secretary and Treasurer for Nitro Electric Company.

         James Shafer is the president, and until its sale to Energy Services was the owner, of ST Pipeline.

Board Independence

         The Board of Directors consists of a majority of "independent directors" within the meaning of the NYSE Amex Equities corporate governance listing standards. The Board of Directors has determined that Messrs. Scaggs, Williams, Adams, Molihan and Dosch are "independent directors" within the meaning of such standards. There were no transactions not required to be reported under "--Certain Relationships and Related Transactions" that were considered in determining the independence of our directors.

         The Board of Directors has adopted a policy that the independent directors of the Board of Directors shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings. One executive session was held during the fiscal year ended September 30, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

         Our common stock is registered with the Securities and Exchange Commission pursuant to Section 12(b) of the Securities Exchange Act of 1934. The officers and directors and beneficial owners of greater than 10% of our common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock. Securities and Exchange Commission rules require disclosure in our Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of ownership reports required to be filed for the fiscal year ended September 30, 2008, all of our directors, officers and owners of more than 10% of our common stock filed these reports on a timely basis.

Meetings of the Board of Directors

         During fiscal 2008, the Board of Directors held seven regular meetings and one special meeting. No director attended fewer than 75% in the aggregate of the total number of board meetings held. All directors serving on our committees attended more than 75% of the total number of committee meetings on which they served during fiscal 2008. Although not required, attendance of Board members at the Annual Meeting of Stockholders is encouraged. All members of our Board of Directors attended the 2007 Annual Meeting of Stockholders.

Board Committees

         The Board of Directors has an audit committee. The Board of Directors has adopted a charter for this committee, which was filed as Appendix A to the proxy statement for our 2007 Annual Meeting of Stockholders. The charter has not been amended.

         Audit Committee. The audit committee consisted of Messrs. Scaggs, Williams, Adams and Molihan with Mr. Scaggs acting as chairman of the committee in fiscal 2008. The audit committee met six times during the fiscal year ended September 30, 2008. The independent directors appointed to the audit committee are independent members of the board of directors, as defined by Securities and Exchange Commission rules and the NYSE Amex Equities corporate governance listing standards. Each member of the audit committee is financially literate, and the Board of Directors has determined that Messrs. Adams and Molihan qualify as audit committee financial experts, as such term is defined by Securities and Exchange Commission rules.

         The audit committee reviews the professional services and independence of our independent registered public accounting firm and our accounts, procedures and internal controls. The audit committee also recommends the firm selected to be our independent registered public accounting firm, reviews and approves the scope of the annual audit, reviews and evaluates with the independent public accounting firm our annual audit and annual consolidated financial statements, reviews with management the status of internal accounting controls, evaluates problem areas having a potential financial impact on us that are brought to the committee's attention by management, the independent registered public accounting firm or the board of directors, and evaluates all of our public financial reporting documents.

         The audit committee approved the appointment of Arnett & Foster P.L.L.C. to be our independent registered public accounting firm for the 2009 fiscal year. A representative of Arnett & Foster P.L.L.C. is not expected to attend the Annual Meeting. Prior to the appointment of Arnett & Foster P.L.L.C, Castaing Hussey & Lolan acted as our independent registered accountants. The following is a summary of fees paid or to be paid to Castaing Hussey & Lolan for services rendered.

Audit Fees

         We paid our principal accountant $13,965 and $124,957 for the services they have performed in connection with the audit of our financial statements included in our Annual Report for fiscal 2007 and 2008, respectively.

Audit-Related Fees

         During fiscal 2008 and 2007, except as described above, our independent registered public accounting firm did not render any audit assurance and related services reasonably related to the performance of the audit or review of financial statements.

Tax Fees

         During the fiscal year ended September 30, 2008, we paid our principal accountant $50,000 for tax compliance services. During the fiscal year ended September 30, 2007, we paid our principal accountant $2,170 for tax compliance services.

All Other Fees

         During fiscal 2008 and 2007, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All of the fees paid in the audit-related, tax and all other categories were approved per the pre-approval policies.

Changes in Independent Registered Public Accountants

         We have engaged Arnett & Foster, Certified Public Accountants, P.L.L.C. ("Arnett & Foster") as our new independent registered public accounting firm, effective October 1, 2008. We continued our relationship with Castaing, Hussey & Lolan LLC, CPAs ("CHL") as its independent registered public accounting firm through the preparation and filing on August 13, 2008 of the Company's Form 10-Q for the quarter period ended June 30, 2008. On October 1, 2008, the Company notified CHL that it was dismissing CHL as principal accountants.

          CHL's reports on our consolidated financial statements as of and for the years ended September 30, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Arnett & Foster was engaged to audit our consolidated financial statements as of and for the year ending September 30, 2008, and continues to be engaged for the year ended September 30, 2009. The engagement of Arnett & Foster was approved by our Audit Committee.

         In connection with the audits of the two fiscal years ended September 30, 2007 and the subsequent interim period, there were (1) no disagreements with CHL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of CHL, would have caused them to make reference to the subject matter of the disagreements in connection with their opinion and (2) no reportable events.

         Arnett & Foster was engaged by the Company on October 1, 2008 to audit the consolidated financial statements of the Company as of and for the year ending September 30, 2008, and continues to be engaged for the year ended September 30, 2009. During the period beginning October 1, 2006 through October 1, 2008, the Company did not consult with Arnett & Foster regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Audit Committee Report

         In accordance with rules established by the Securities and Exchange Commission, the audit committee has prepared the following report for inclusion in this proxy statement:

         As part of its ongoing activities, the audit committee has:

         o reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the fiscal year ended September 30, 2008;

         o discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         o received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

         Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008. In addition, the Audit Committee appointed Arnett & Foster P.L.L.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2009, subject to the ratification of this appointment by the stockholders.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

              This report has been provided by the Audit Committee:

                                 Neal W. Scaggs
                               Joseph L. Williams
                              Richard M. Adams, Jr.
                                  Keith Molihan

         Other Committees. The Board has determined that the independent members of the Board of Directors will perform the duties of the nominating committee and the compensation committee of the Board of Directors and neither committee has a written charter. The independent directors will (i) identify individuals qualified to become members of the Board of Directors and recommend to the Board of Directors the nominees for election to the Board of Directors, (ii) recommend director nominees for each committee to the Board of Directors, (iii) identify individuals to fill any vacancies on the Board of Directors, (iv) discharge the Board of Directors' responsibilities relating to compensation of our directors and officers and (v) review and recommend to the Board of Directors, compensation plans, policies and benefit programs, as well as approve chief executive officer compensation. The independent members of the Board of Directors met two times as the nominating committee during the fiscal year ended September 30, 2007.

         The independent directors of the Board identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the Board decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the independent directors would solicit suggestions for director candidates from all board members. The independent directors would seek to identify a candidate who at a minimum satisfies the following criteria:

     o has the highest personal and professional ethics and integrity and whose values are compatible with ours;

     o has experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

     o is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

     o is familiar with the communities in which we operate and/or is actively engaged in community activities;

     o is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and

     o has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

         The independent directors will also take into account whether a candidate satisfies the criteria for "independence" under Securities and Exchange Commission rules and the American Stock Exchange and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an "audit committee financial expert."

Procedures for the Nomination of Directors by Stockholders

         The Board of Directors has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the independent members of the Board of Directors will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary at 100 Industrial Lane, Huntington, West Virginia 25702. The Corporate Secretary must receive a submission not less than forty-five (45) days prior to the date of our proxy materials for the preceding year's annual meeting. The submission must include the following information:

     o a statement that the writer is a stockholder and is proposing a candidate for consideration by our independent directors;

     o the name and address of the stockholder as they appear on the our books and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

     o the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

     o    a statement of the candidate's business and educational experience;

     o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

     o a statement detailing any relationship between the candidate and Energy Services of America Corporation;

     o a statement detailing any relationship between the candidate and any customer, supplier or competitor of Energy Services of America Corporation;

     o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

     o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

         A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders will also need to comply with any additional procedural and informational requirements adopted in the future.

Stockholder Communications with the Board

         A stockholder who wants to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary at 100 Industrial Lane, Huntington, West Virginia 25702, Attention: Corporate Secretary. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

     o forward the communication to the director or directors to whom it is addressed;

     o attempt to handle the inquiry directly, i.e. where it is a request for information about us or it is a stock-related matter; or

     o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

         At each board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Code of Ethics

         We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was previously filed as an exhibit to our Registration Statement on Form S-1. A copy of the Code will be furnished without charge upon written request to the Corporate Secretary, Energy Services of America Corporation, 100 Industrial Lane, Huntington, West Virginia.

Executive and Director Compensation

         As of the end of fiscal 2007, we were a blank check company formed for the purpose of acquiring an operating business, and as a result no compensation has been paid directly or indirectly to any executive officer or director. Consequently, we have not formulated any policies on executive compensation. However, we plan to adopt compensation standards and policies during fiscal 2010.

         No compensation of any kind, including finder's and consulting fees, has been paid to any of our initial stockholders, officers or directors, or any of their respective affiliates, for services rendered prior to or in connection with the business combination.

         Summary Compensation Table. The following table shows the compensation of Marshall T. Reynolds, our principal executive officer, and the two highest compensated executive officers who received total compensation of $100,000 during the past fiscal year for services to the company or any of its subsidiaries during the year ended September 30, 2008. During the year ended September 30, 2008, we did not make any stock awards or option grants, nor did we make any non-equity incentive plan awards.

--------------------------------------------------------------------------------------------------------------------------
                                               Summary Compensation Table
--------------------------------------------------------------------------------------------------------------------------
Name and                  Year      Salary       Bonus       Non-equity      Non-qualified      All other        Total
                                                                                deferred
                                                           incentive plan     compensation
                                                            compensation      earnings (1)     compensation
Principal Position                   ($)          ($)            ($)              ($)             (2)($)          ($)
----------------------- --------- ----------- ------------ ---------------- ----------------- --------------- ------------
Marshall T.  Reynolds,    2008    $       --   $       --    $        --       $        --        $      --     $      --
Chairman   and   Chief
Executive Officer
----------------------- --------- ----------- ------------ ---------------- ----------------- --------------- ------------
Edsel R. Burns            2008    $  15,411   $       --    $        --       $        --        $      --      $  15,411
President
----------------------- --------- ----------- ------------ ---------------- ----------------- --------------- ------------
Larry Blount              2008    $  13,564   $       --    $        --       $        --        $      --      $  13,564
Secretary/Treasurer
and  Chief   Financial Officer
----------------------- --------- ----------- ------------ ---------------- ----------------- --------------- ------------

Benefit Plans

Energy Services 401(k) Plan
---------------------------

401(k) Retirement Plans

         C. J. Hughes Construction Company, Inc maintains two tax-qualified 401(k) retirement plans, one for union employees and one for non-union employees. Employees who have attained age 18 and completed 1,000 hours of service during a 12-month period are eligible to participate. Employees can contribute up to 15% of eligible wages, provided the compensation deferred for a plan year does not exceed the indexed dollar amount set by the Internal Revenue Service, which was $15,500 for 2008. C. J. Hughes will match $0.25 on each dollar contributed up to 6% of eligible wages. In addition, participants who are age 50 or older by the end of the plan year may elect to defer up to an additional $5,000 into the 401(k) plan. Additionally, each plan year, C. J. Hughes may make discretionary profit-sharing contributions for participants who are actively employed on the last day of the plan year. The discretionary contributions made by C. J. Hughes will be allocated to a qualifying participant's individual account based on the ratio of his or her compensation to the total compensation of all qualifying participants for the Plan Year. No discretionary profit sharing contribution was made for 2008. Participants direct the investment of their account in the Plan, selecting from investment funds provided under the Plan, as determined by C. J. Hughes. Participants receive quarterly benefit statements and have immediate access to their plan accounts through an Interactive Voice Response System and the Internet. Plan benefits are paid as soon as administratively possible following the participant's termination of employment. Lump sums, partial payments and installment payments are available in the non-union plan if the participant's account balance exceeds $1,000. Lump sums and partial payments are available in the union plan if the participant's account balance exceeds $1,000.

         Nitro Electric maintains a tax-qualified 401(k) retirement plan for all non-union employees. Employees are eligible to participate upon date of hire. Employees may contribute eligible wages up to the maximum indexed dollar amount set by the Internal Revenue Service, which was $15,500 for 2008. In addition, participants who are age 50 or older by the end of the plan year may elect to defer up to an additional $5,000 into the 401(k) plan. Nitro Electric may make annual discretionary matching contributions and/or profit sharing contributions to the plan. The matching contribution formula for the 2008 plan year was $.25 on each dollar contributed up to 6% of eligible wages. No profit sharing contributions were made. Participants direct the investment of their account in the Plan, selecting from investment funds provided under the Plan, as determined by Nitro Electric. Participants receive quarterly benefit statements that provide information on their account balances and have immediate access to their account through an Interactive Voice Response System and the Internet. Benefits are paid in the form of a single lump sum cash payment as soon as administratively possible following the participant's termination of employment.

Energy Services of America Corporation 2009 Employee Stock Purchase Plan
------------------------------------------------------------------------

            The plan enables eligible employees to purchase common stock through payroll deductions. The plan is intended to qualify under Section 423 of the Internal Revenue Code and its regulations. If Code Section 423 is amended in any way, the Compensation Committee of our Board may amend the plan to conform to such changes.

            Shares Reserved For Issuance Under the Plan. Up to 1,200,000 shares of common stock, subject to adjustments for stock dividends, splits and other events that affect the number of shares of common stock outstanding, may be issued under the plan. Stock subject to purchase under the plan will be shares of common stock that have been authorized but unissued, or have been previously issued and reacquired by us, or both.

            Maximum purchase. The plan is open to eligible employees of Energy Services of America Corporation and participating subsidiaries. A participant's stock purchases during a calendar year may not exceed the lesser of: (a) a percentage of the participant's compensation or a total dollar amount as specified by the committee, or (b) $25,000.

            Benefits. Since participation in the plan is voluntary, future benefits to be allocated to any individual or group of individuals under the plan cannot be determined at this time.

            Stock purchase agreement. Participants will enter into a stock purchase agreement with us. The agreement will state the number of shares of common stock to be purchased and will authorize us, during the offering period, to withhold from the participant's pay amounts that, together with accrued interest, will equal the purchase price of the shares. Energy Services of America Corporation or the appropriate participating subsidiary will credit these amounts to a plan account, and this account will bear interest at a rate determined by the Compensation Committee.

            Types of offering. The plan provides for both fixed price and variable price offerings. In a fixed price offering, the purchase price of a share of common stock will be at least 85% of its fair market value on the date of the agreement. In a variable price offering, the purchase price of a share of common stock will be at least 85% of its fair market value on the date of purchase. Offering periods will be established by the committee, but may not exceed 27 months for a fixed price offering and five years for a variable price offering. The Compensation Committee determines which type of offerings it will make.

            Purchase of shares. At the end of the offering period, if the fair market value of a share of common stock is equal to or greater than the purchase price specified in the agreement, the shares covered by the agreement automatically will be purchased by the participant with the funds held on behalf of the participant in the plan account. However, the participant may elect not to purchase any shares or to purchase fewer than all of the shares covered by the agreement. Any balance in the plan account held on behalf of the participant after purchase of the shares, including accrued interest, will be paid to the participant. If a participant does not purchase any shares, all funds in the plan account held on his or her behalf, including accrued interest, will be paid to the participant.

            The Compensation Committee may permit a participant to purchase all or part of the shares before the end of the offering period. If the participant elects to purchase stock before the end of the offering period, but does not have enough funds held on his or her behalf in the plan account, the participant must pay the balance in a manner approved by the Compensation Committee.

            Termination of agreement. A participant may terminate the agreement before the end of the offering period and receive a cash refund of his or her funds in the plan account, including accrued interest. The Compensation Committee will determine how long a participant must wait before he or she may participate in the plan again.

            Termination of employment. The Compensation Committee will determine the effects of a participant's retirement, death, disability, leave of absence or any other termination of employment during the offering period.

            Change of control. In the event of or in anticipation of a change in control of Energy Services of America Corporation, the Compensation Committee may at any time adjust the terms of outstanding agreements as it deems appropriate to reflect the change of control, or may cause the surviving corporation in the change of control to assume the outstanding agreements or enter into substitute agreements.

            Amendments. The Compensation Committee may amend, suspend or discontinue the plan or amend outstanding agreements made under the plan as long as such action is not prohibited by Code Section 423.

Directors' Compensation

         Cash Compensation. Members of the Board of Directors did not receive any compensation during the year ended September 30, 2008. We paid a total of no directors' fees for the year ended September 30, 2008.

         Directors' Summary Compensation Table. The table set forth below indicates that none of our non-employee directors received any compensation for the fiscal year ended September 30, 2008. No stock awards, option grants or non-equity incentive plan compensation awards was made to directors during 2008.

-------------------------------------------------------------------------------------------------------------------------------
                                                    Director Compensation
------------------------------------- ------------- ------------------- ------------------- --------------- -------------------
                Name                  Fees earned       Non-equity        Non-qualified       All other           Total
                                                                             deferred
                                       or paid in     incentive plan       compensation
                                          cash         compensation          earnings        compensation
                                          ($)              ($)                 ($)               ($)               ($)
------------------------------------- ------------- ------------------- ------------------- --------------- -------------------
Jack M. Reynolds                           --                --                   --                 --                 --
------------------------------------- ------------- ------------------- ------------------- --------------- -------------------
Neal W. Scaggs                             --                --                   --                 --                 --
------------------------------------- ------------- ------------------- ------------------- --------------- -------------------
Joseph L. Williams                         --                --                   --                 --                 --
------------------------------------- ------------- ------------------- ------------------- --------------- -------------------
Richard M. Adams, Jr.                      --                --                   --                 --                 --
------------------------------------- ------------- ------------------- ------------------- --------------- -------------------
Keith Molihan                              --                --                   --                 --                 --
------------------------------------- ------------- ------------------- ------------------- --------------- -------------------
Douglas Reynolds                           --                --                   --                 --                 --
------------------------------------- ------------- ------------------- ------------------- --------------- -------------------
Eric Dosch                                 --                --                   --                 --                 --
------------------------------------- ------------- ------------------- ------------------- --------------- -------------------
James Shafer                               --                --                   --                 --                 --
------------------------------------- ------------- ------------------- ------------------- --------------- -------------------

Compensation Committee Interlocks and Insider Participation

         The compensation committee is comprised of our independent directors. Under the board's policies, Mr. Marshall Reynolds, Mr. Jack Reynolds, and any other director who is also an executive officer, will not participate in the Board of Directors' determination of compensation for their respective offices in the future if compensation is given to executive officers.

Compensation Committee Report

         As of the end of fiscal 2008The Company paid no compensation to any executive officer. Consequently, the independent members of the Board of Directors have not met in their capacity as the Compensation Committee and have not formulated any policies on executive compensation. If we offer compensation in the future to our executive officers, including our Chief Executive Officer, we will adopt standards and policies to govern compensation. During 2008, the compensation paid to our President and our Chief Financial Officer consisted of salaries paid by our subsidiaries. These amounts have not changed during the year ended September 30, 2008 compared with 2007.

Certain Relationships and Related Transactions

         On August 30, 2006, we issued 2,150,000 shares of our common stock to the parties set forth below for $25,000 in cash, as follows:

                Name                      Number of                  Relationship to Us
                                           Shares
Marshall T. Reynolds..............          537,500     Chairman of the Board, Chief Executive Officer and
                                                        Secretary(1)
Jack M. Reynolds..................          430,000     Director, President and Chief Financial Officer(1)
Edsel R. Burns....................          537,500     Director
Neal W. Scaggs....................          107,500     Director
Joseph L. Williams................          107,500     Director
Douglas Reynolds..................          430,000     Director nominee (1)

---------------------------
(1) Douglas Reynolds is the son of Marshall T. Reynolds and the brother of Jack
M. Reynolds.

         The holders of the majority of these shares may request that we register these shares pursuant to an agreement signed on September 6, 2006. We will use our best efforts to prepare and file such registration statement, although we are not obligated to do so. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders may request certain "piggy-back" registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. We will use our best efforts to prepare and file such registration statements although we are not obligated to do so. We will bear the expenses incurred in connection with the filing of any such registration statements.

         Five of our directors as well as Douglas Reynolds and as agreed with Ferris, Baker Watts, Incorporated, purchased in the aggregate 3,076,923 warrants in a private placement that occurred prior to our initial public offering at a price of $0.65 per warrant. In no event shall we be obligated to settle these warrants, in whole or in part, for cash. Therefore any and all such warrants can expire unexercised or unredeemed.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office located at 100 Industrial Lane, Huntington, West Virginia 25702, no later than February 26, 2010, which is 120 days from the date in which we expect to mail our proxy materials for the next annual meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Advance Notice of Business to be Conducted at an Annual Meeting

         Our bylaws provide an advance notice procedure for business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety
(90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class, series and number of shares of our capital stock which are beneficially owned by the stockholder. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided.

Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

         Accordingly, advance written notice for business to be brought before the next annual meeting must be given to us no later than May 23, 2010 assuming next year's annual meeting is held on July 22, 2010. If notice is received after that date, it will be considered untimely, and we will not be required to present the matter at the meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934. MISCELLANEOUS

         The cost of solicitation of proxies in the form enclosed herewith will be borne by Energy Services of America Corporation. Proxies also may be solicited personally or by mail, telephone or telegraph by our directors, officers and employees, without additional compensation therefor. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         ADDITIONAL COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2008 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO EDSEL R. BURNS, ENERGY SERVICES OF AMERICA CORPORATION, 100 INDUSTRIAL LANE, HUNTINGTON, WEST VIRGINIA 25702, OR CALL (304) 399-6315.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Larry A. Blount
                                              Larry A. Blount
                                              Corporate Secretary
Huntington, West Virginia
November 9, 2009

                                 REVOCABLE PROXY

                     ENERGY SERVICES OF AMERICA CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                December 11, 2009

     The undersigned hereby appoints the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Energy Services of America Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 on December 11, 2009 at 2:00 p.m., local time. The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows:

                                                                          VOTE
                                                          FOR           WITHHELD

1.   The election as directors of all nominees
     listed below each to serve for a one-year term.     [  ]             [  ]

     Marshall T. Reynolds,  Jack M. Reynolds,
     Douglas V. Reynolds,  Edsel R. Burns,
     Neal W. Scaggs,  Joseph L. Williams,
     Richard M. Adams, Jr., Keith Molihan,
     Eric Dosch and James Shafer

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.


------------------------------------

------------------------------------

------------------------------------

The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated November 9, 2009 and the Company's 2008 Annual Report on Form 10-K, including audited financial statements.


Dated: _________________________             [  ]  Check Box if You Plan
                                                   to Attend Annual Meeting


------------------------------                ----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


-------------------------------               ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


       Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.



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         Please complete and date this proxy card and return it promptly in the enclosed postage-prepaid envelope.
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